United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2020

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MANH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Approval of Manhattan Associates, Inc. 2020 Equity Incentive Plan

On March 25, 2020, the Board of Directors of Manhattan Associates, Inc., a Georgia corporation (the “Company”), adopted the Manhattan Associates, Inc. 2020 Equity Incentive Plan (the “Plan”), subject to shareholder approval.  The shareholders of the Company approved the Plan at the Company’s 2020 Annual Meeting of Shareholders on May 14, 2020 (the “Annual Meeting”). The Company included a description of the material terms of the Plan in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2020 (the “Proxy Statement”) and incorporates it by reference. The descriptions of the Plan contained in this document and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is attached as Annex A to the Proxy Statement and incorporated by reference as Exhibit 10.1.

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On Thursday, May 14, 2020, the Company held the Annual Meeting in Atlanta, Georgia. As of the record date, March 20, 2020, there were 63,533,428 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 59,634,825 shares, representing approximately 93.86% of the common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

Proposals	Term Expires	Number of Votes
		For	Against	Abstained	Broker Non-Votes
1. Election of Class I Directors
Eddie Capel	2023	56,597,543	956,688	25,012	2,055,602
Charles E. Moran	2023	57,067,985	461,689	49,549	2,055,602

The nominees for Class I Directors were elected, and each received the affirmative vote of a majority of the votes cast.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
2. Non-binding resolution to approve the compensation of the Company’s named executive officers.	53,806,702	3,743,980	28,541	2,055,602

The Company’s shareholders approved proposal 2 set forth above.

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
3. Proposal to approve the Manhattan Associates, Inc. 2020 Equity Incentive Plan	55,243,770	2,331,488	3,965	2,055,602

The Company’s shareholders approved proposal 3 set forth above.

Number of Votes

	For	Against	Abstained	Broker Non-Votes
4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	59,057,438	549,733	27,654	0

The Company’s shareholders approved proposal 4 set forth above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Exhibit Description
10.1

Manhattan Associates, Inc. 2020 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement related to its 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 30, 2020 (Commission File No. 000-23999))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By:	/s/ Bruce S. Richards
Bruce S. Richards
Senior Vice President, Chief Legal Officer
and Secretary

Dated:  May 18, 2020

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